UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 4, 2005


                              SYSCAN IMAGING, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       000-27773                                        59-3134518
(Commission File Number)                 (I.R.S. Employer Identification Number)

                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
          (Address of Principal Executive Offices, including Zip Code)

                                 (408) 436-9888
              (Registrant's Telephone Number, including Area Code)

                              1754 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (SEE General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17  CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


Effective as of February 4, 2005, Syscan Imaging, Inc. (the "COMPANY") terminated the employment of Stephen Yim as its Chief Financial Officer. On February 4, 2005, the Company's board of directors approved the appointment of William Hawkins, the Company's Chief Operating Officer, as the Company's interim Chief Financial Officer while the Company searches for Mr. Yim's replacement.

Mr. Hawkins became the Company's Chief Operating Officer and Secretary on April 2, 2004. Mr. Hawkins has held various management positions at Syscan, Inc. since 1999, including V.P. of Sales and Marketing, President and General Manager of the Syscan Imaging Group. Prior thereto, Mr. Hawkins' product focus has been primarily in the imaging systems and computer peripheral markets, including senior positions with General Electric (UK), Kaman Aerospace, British Aerospace Engineering, Gartner Research and Per Scholas. Mr. Hawkins received a bachelor's degree in physics from the University of Maryland in 1978 and an MBA from Johns Hopkins University in Management of Technology Concentration (MOT).


This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: February 10, 2005                 By:  /s/ Darwin Hu
                                        ------------------------------
                                         Darwin Hu, Chief Executive Officer